The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Transamerica Investors, Inc.

on behalf of Transamerica Premier Funds

Class A Shares

Transamerica Premier Focus Fund

Transamerica Premier Equity Fund

Transamerica Premier Index Fund

Transamerica Premier Growth Opportunities Fund

Transamerica Premier Core Equity Fund

Transamerica Premier Balanced Fund

Transamerica Premier High Yield Fund

Transamerica Premier Bond Fund

Transamerica Premier Cash Fund

Supplement Dated July 1, 2004 to Prospectus dated May 1, 2004

THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.

TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-892-7587.

Effective July 1, 2004, the following table replaces the table on page 25 of your prospectus, under the heading “Buying Shares”:

Buying Shares

An investor who purchases Shares pays an initial sales charge at the time of purchase. As a result, the Shares are not subject to any charges when they are redeemed, except for certain sales at net asset value that are subject to a contingent deferred sales charge (“CDSC”). Certain purchases qualify for reduced sales charges.

The public offering price is the net asset value plus a sales charge that varies depending on the size of your investment.

Investment Amount

Sales Charge Per Fund†	Under $50,000	$50,000 to $99,999	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999

Premier Focus	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Growth Opportunities	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Equity	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Core Equity	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Index	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Balanced	5.50%*/5.82%**	4.75%*/4.99%**	3.50%*/3.63%**	2.75%*/2.83%**	2.00%*/2.04%**
Premier Bond	4.75%*/4.99%**	4.00%*/4.17%**	2.75%*/2.83%**	2.25%*/2.30%**	1.75%*/1.78%**
Premier Cash Reserve	None	None	None	None	None

*    Sales charge as a percentage of offering price

** Sales charge as a percentage of net amount invested

†

You must notify the transfer agent, your dealer or other financial intermediary if you qualify for use of the above-reduced rates. If you acquire shares directly from Transamerica Premier, you must indicate on the purchase order that such purchase qualifies under any of the above provisions and must provide enough information to substantiate that claim. If you acquire shares through a dealer or other financial intermediary, you must inform them of any facts that may qualify a purchase for any of the above provisions, such as, for example, other holdings of Class A shares of the Funds that you have directly with Transamerica Premier or through other accounts with dealers or financial intermediaries.